                                                                 Exhibit B - 3.3
                                                                          PART A


                             Exelon Corporation
                   Affiliate Transactions Listing (g)(h)(j)

          ------------------------------------------------------------------------------------------------------------
          Provider                                         Recipients     Description of Work
          ------------------------------------------------------------------------------------------------------------
          ------------------------------------------------------------------------------------------------------------
          ComEd - Regulatory & Legislative Services        GenCo          Legislative Services
          ------------------------------------------------------------------------------------------------------------
          ComEd Call Center                                PED            Emergency Preparedness
          ------------------------------------------------------------------------------------------------------------
          ComEd Customer Services - Central Mail           GenCo          Company Mail Delivery
          ------------------------------------------------------------------------------------------------------------
          ComEd Customer Services - Central Mail           GenCo          High Volume Copy
          ------------------------------------------------------------------------------------------------------------
          ComEd Customer Services - Central Mail           GenCo          High Speed Print
          ------------------------------------------------------------------------------------------------------------
          ComEd Customer Services - Central Mail           GenCo          Microfiche
          ------------------------------------------------------------------------------------------------------------
          ComEd Distribution Services - Fleet              GenCo          Purchase/Lease Maintain/Fuel/Service
          Services                                                        Vehicles
          ------------------------------------------------------------------------------------------------------------
          ComEd Distribution Services - Real Estate        GenCo          Real Estate & Facilities Services
          & Facilities                                                    (including leasing of facilities)
          ------------------------------------------------------------------------------------------------------------
          ComEd Distribution Services - Technical          GenCo          Technical Services (Shops & Labs Groups)
          Services
          ------------------------------------------------------------------------------------------------------------
          Total Expected ComEd Services Provided to
          GenCo
          ------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------------------------------------------------------
          ComEd - Regulatory & Legislative Services        PED            Strategic Marketing
          ------------------------------------------------------------------------------------------------------------
          ComEd Call Center                                PED            Telephone Overflow Coverage
          ------------------------------------------------------------------------------------------------------------
          ComEd                                            PED            Strategic Sourcing
          ------------------------------------------------------------------------------------------------------------
          ComEd Distribution Services - Technical          PED            Technical Services (Shops & Labs Groups)
          Services
          ------------------------------------------------------------------------------------------------------------
          Total Expected ComEd Services Provided to
          PECO Energy Delivery
          ------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------------------------------------------------------
          ComEd Customer Services - Central Mail           ServCo         Check Printing
          ------------------------------------------------------------------------------------------------------------
          ComEd Customer Services - Central Mail           ServCo         Company Mail Delivery
          ------------------------------------------------------------------------------------------------------------
          ComEd Customer Services - Central Mail           ServCo         High Volume Copy
          ------------------------------------------------------------------------------------------------------------
          ComEd Customer Services - Central Mail           ServCo         High Speed Print
          ------------------------------------------------------------------------------------------------------------
          ComEd Customer Services - Central Mail           ServCo         Microfiche
          ------------------------------------------------------------------------------------------------------------
          ComEd Distribution Services - Fleet              ServCo         Purchase/Lease Maintain/Fuel/Service
          Services                                                        Vehicles
          ------------------------------------------------------------------------------------------------------------
          ComEd Distribution Services - Real Estate        ServCo         Real Estate & Facilities Services
          & Facilities                                                    (including leasing of facilities)
          ------------------------------------------------------------------------------------------------------------
          Total Expected ComEd Services Provided to
          ServCo
          ------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------------------------------------------------------
          ComEd Distribution Services - Real Estate        Enterprises    Real Estate & Facilities Services
          & Facilities                                                    (including leasing of facilities)
          ------------------------------------------------------------------------------------------------------------
          ComEd Distribution Services - Technical          Enterprises    Technical Services (Shops & Labs Groups)
          Services
          ------------------------------------------------------------------------------------------------------------
          Total Expected ComEd Services Provided to
          Enterprises
          ------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------------------------------------------------------
          ComEd                                            AmerGen        Support of AmerGen   (b)
          ------------------------------------------------------------------------------------------------------------
          GenCo                                            AmerGen        Support of AmerGen   (b)
          ------------------------------------------------------------------------------------------------------------
          Total Expected GenCo Services Provided to
          AmerGen
          ------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------------------------------------------------------
          GenCo                                            PED            Instrument Calibration Services
          ------------------------------------------------------------------------------------------------------------
          GenCo                                            PED            Operation of Richmond Frequency Converters
          ------------------------------------------------------------------------------------------------------------
          Total Expected GenCo Services Provided to
          PECO Energy Delivery
          ------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------------------------------------------------------
          GenCo                                            ComEd          Synchronous Condenser Maintenance
          ------------------------------------------------------------------------------------------------------------
          Total Expected GenCo Services Provided to
          ComEd
          ------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------------------------------------------------------
          PECO Energy Delivery                             ComEd          Telephone Overflow Coverage
          ------------------------------------------------------------------------------------------------------------
          PECO Energy Delivery                             ComEd          Strategic Marketing
          ------------------------------------------------------------------------------------------------------------
          PECO Energy Delivery                             ComEd          Strategic Sourcing
          ------------------------------------------------------------------------------------------------------------
          Total Expected PED Services Provided to
          ComEd
          ------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------------------------------------------------------
          PECO Energy Delivery - Operations                Enterprises    Installation & Maintenance of Substation
                                                                          Equipment
          ------------------------------------------------------------------------------------------------------------
          PECO Energy Delivery - Fleet Services            Enterprises    Purchase/Lease Maintain/Fuel/Service
                                                                          Vehicles
          ------------------------------------------------------------------------------------------------------------
          PECO Energy Delivery - Materials                 Enterprises    Purchase of Materials / Logistics
          Management Services
          ------------------------------------------------------------------------------------------------------------
          PECO Energy Delivery - Metering Equipment        Enterprises    Metering Equipment & Rubber Goods
          Services
          ------------------------------------------------------------------------------------------------------------
          Total Expected PED Services Provided to
          Enterprises
          ------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------------------------------------------------------
          PECO Energy Delivery - Customer &                GenCo          Customer Service Rep - Emergency
          Marketing Services                                              Preparedness Training
          ------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Annual Dollar Volume          Pricing       Controlling Agreement
-----------------------------------------------------------------------------------------
$         120,000             Cost          Affiliate Interests Agreement
-----------------------------------------------------------------------------------------
$         110,000             Cost          Affiliate Interests Agreement
-----------------------------------------------------------------------------------------
$         123,000             Cost          Affiliate Interests Agreement
-----------------------------------------------------------------------------------------
$          18,000             Cost          Affiliate Interests Agreement
-----------------------------------------------------------------------------------------
$         108,000             Cost          Affiliate Interests Agreement
-----------------------------------------------------------------------------------------
$          95,000             Cost          Affiliate Interests Agreement
-----------------------------------------------------------------------------------------
$       1,650,000             Cost          Affiliate Interests Agreement
-----------------------------------------------------------------------------------------
$         668,000             Cost          Affiliate Interests Agreement
-----------------------------------------------------------------------------------------
$         374,000             Cost          Affiliate Interests Agreement
-----------------------------------------------------------------------------------------
$       3,266,000
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
$       3,000,000             Cost          Affiliate Interests Agreement
-----------------------------------------------------------------------------------------
$         137,000             Cost          Affiliate Interests Agreement
-----------------------------------------------------------------------------------------
$       1,325,000             Cost          Affiliate Interests Agreement
-----------------------------------------------------------------------------------------
$          36,000             Cost          Affiliate Interests Agreement
-----------------------------------------------------------------------------------------
$       1,498,000
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
$         335,000             Cost          Affiliate Interests Agreement
-----------------------------------------------------------------------------------------
$         646,000             Cost          Affiliate Interests Agreement
-----------------------------------------------------------------------------------------
$         480,000             Cost          Affiliate Interests Agreement
-----------------------------------------------------------------------------------------
$         300,000             Cost          Affiliate Interests Agreement
-----------------------------------------------------------------------------------------
$          49,000             Cost          Affiliate Interests Agreement
-----------------------------------------------------------------------------------------
$       1,125,000             Cost          Affiliate Interests Agreement
-----------------------------------------------------------------------------------------
$       9,670,000  (a)        Cost          Affiliate Interests Agreement
-----------------------------------------------------------------------------------------
$      12,605,000
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
$         371,000             Cost          Affiliate Interests Agreement
-----------------------------------------------------------------------------------------
$          36,000             Cost          Affiliate Interests Agreement
-----------------------------------------------------------------------------------------
$         407,000
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
$         300,000             Cost          Affiliate Interests Agreement
-----------------------------------------------------------------------------------------
$      49,900,000             Cost          Contract Being Drafted
-----------------------------------------------------------------------------------------
$      50,200,000
-----------------------------------------------------------------------------------------
$         575,000             Cost          Contract Being Drafted
-----------------------------------------------------------------------------------------
$       3,500,000             Cost          Contract Being Drafted
-----------------------------------------------------------------------------------------
$       4,075,000
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
$       1,000,000             Cost          Contract Being Drafted
-----------------------------------------------------------------------------------------
$       1,000,000
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
$         152,000             Cost          Mutual Services Agreement
-----------------------------------------------------------------------------------------
$       3,000,000             Cost          Mutual Services Agreement
-----------------------------------------------------------------------------------------
$       3,975,000             Cost          Mutual Services Agreement
-----------------------------------------------------------------------------------------
$       7,127,000
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
$         500,000             Cost          Mutual Services Agreement
-----------------------------------------------------------------------------------------
$         331,000             Cost          Mutual Services Agreement
-----------------------------------------------------------------------------------------
$      11,225,000  (c)        Cost          Mutual Services Agreement
-----------------------------------------------------------------------------------------
$          25,000             Cost          Mutual Services Agreement
-----------------------------------------------------------------------------------------
$      12,081,000
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
$         344,000             Cost          Mutual Services Agreement
-----------------------------------------------------------------------------------------

                                    1 of 3

                                                                   Exhibit B-3.3
                                                                          PART A

                              Exelon Corporation
                   Affiliate Transactions Listing (g)(h)(j)

----------------------------------------------------------------------------------------------------------------------------------
Provider                                     Recipients    Description of Work                         Annual Dollar Volume
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PECO Energy Delivery - Electrical &         GenCo          Consulting Services                                    $   100,000
 Supply Transmission
----------------------------------------------------------------------------------------------------------------------------------
PECO Energy Delivery - Real Estate &        GenCo          Real Estate & Facilities Services                      $   100,000
 Facilities Services                                       (including leasing of facilities)
----------------------------------------------------------------------------------------------------------------------------------
PECO Energy Delivery -Environmental & Lab   GenCo          Environmental & Lab Services                           $    11,000
 Services
----------------------------------------------------------------------------------------------------------------------------------
PECO Energy Delivery -Environmental & Lab   GenCo          Training:  Electrical & Fire                           $    50,000
 Services
----------------------------------------------------------------------------------------------------------------------------------
PECO Energy Delivery -Fleet Services        GenCo          Purchase/Lease Maintain/Fuel/Service                   $   549,000
                                                           Vehicles
----------------------------------------------------------------------------------------------------------------------------------
PECO Energy Delivery -Legislature Services  GenCo          Legislative Services                                   $    26,000
----------------------------------------------------------------------------------------------------------------------------------
PECO Energy Delivery -Materials             GenCo          Purchase of Materials / Logistics                      $   672,000  (d)
 Management Services
----------------------------------------------------------------------------------------------------------------------------------
PECO Energy Delivery -Metering Equipment    GenCo          Metering Equipment & Rubber Goods                      $   172,000
 Services
----------------------------------------------------------------------------------------------------------------------------------
PECO Energy Delivery -Tech. Services        GenCo          Technical Services (Shops & Labs Groups)               $   150,000
----------------------------------------------------------------------------------------------------------------------------------
Total Expected PED Services Provided to                                                                           $ 2,174,000
 GenCo
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

PECO Energy Delivery - Real Estate &        ServCo         Real Estate & Facilities Services                      $ 2,650,000  (e)
 Facilities Services                                       (including leasing of facilities)
----------------------------------------------------------------------------------------------------------------------------------
PECO Energy Delivery -Environmental & Lab   ServCo         Environmental & Lab Services                           $    50,000
 Services
----------------------------------------------------------------------------------------------------------------------------------
PECO Energy Delivery -Fleet Services        ServCo         Purchase/Lease Maintain/Fuel/Service                   $   445,000
                                                           Vehicles
----------------------------------------------------------------------------------------------------------------------------------
PECO Energy Delivery -Materials             ServCo         Purchase of Materials / Logistics                      $   369,000
 Management Services
----------------------------------------------------------------------------------------------------------------------------------
Total Expected PED Services Provided to                                                                           $ 3,514,000
 ServCo
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

PECO Energy Delivery                        AmerGen        Support of AmerGen    (b)                              $   300,000
----------------------------------------------------------------------------------------------------------------------------------
Total Expected GenCo Services Provided to                                                                         $   300,000
 AmerGen
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

Unicom Mechanical and Subsidiaries          ComEd          Maintenance of Substation Equipment                    $    42,000
----------------------------------------------------------------------------------------------------------------------------------
Unicom Mechanical and Subsidiaries          ComEd          Install Security System                                $   470,000
----------------------------------------------------------------------------------------------------------------------------------
Unicom Mechanical and Subsidiaries          ComEd          Installation of Turbogenerators                        $   825,000
                                          ----------------------------------------------------------------------------------------
Total Expected Enterprises Services
 Provided to ComEd (Nongovernment)                                                                                $ 1,337,000
----------------------------------------------------------------------------------------------------------------------------------
------------------------------------------               -------------------------------------------------------------------------

Exelon Infrastructure Services and          PED            New Residential Construction Services                  $30,000,000
 Subsidiaries
-----------------------------------------------------------------------------------------------------------------------------------
Exelon Infrastructure Services and          PED            Outdoor Lighting                                       $ 1,000,000
 Subsidiaries
-----------------------------------------------------------------------------------------------------------------------------------
Exelon Infrastructure Services and          PED            Meter Reading and Transfer Work                        $19,316,000
 Subsidiaries
-----------------------------------------------------------------------------------------------------------------------------------
Exelon Infrastructure Services and          PED            Aerial Pole Attachment                                 $ 4,700,000
 Subsidiaries
-----------------------------------------------------------------------------------------------------------------------------------
Exelon Infrastructure Services and          PED            Substation Design-Build Project                        $   500,000
 Subsidiaries
----------------------------------------------------------------------------------------------------------------------------------
Exelon Infrastructure Services and          PED            Gas Distribution System Repair/Rehab                   $    65,000
 Subsidiaries
----------------------------------------------------------------------------------------------------------------------------------
Exelon Infrastructure Services and          PED            Aerial Electric Relocation                             $   450,000
 Subsidiaries
----------------------------------------------------------------------------------------------------------------------------------
Total Expected Enterprises Services Provided to PECO                                                              $56,031,000
 Energy Delivery
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

PECO Energy Company                         EIS of PA      General Corporate Services    (i)           Not Applicable
----------------------------------------------------------------------------------------------------------------------------------
PECO Energy Company                         EIS            General Corporate Services    (i)           Not Applicable
----------------------------------------------------------------------------------------------------------------------------------
PECO Energy Company                         AmerGen        General Corporate Services    (i)           Not Applicable
----------------------------------------------------------------------------------------------------------------------------------
Total Expected PED Services Provided to EIS and AmerGen Until ServCo is Up and Running                            $         -
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------
   Pricing  Controlling Agreement
------------------------------------------------------
------------------------------------------------------
   Cost     Mutual Services Agreement

------------------------------------------------------
   Cost     Mutual Services Agreement

------------------------------------------------------
   Cost     Mutual Services Agreement

------------------------------------------------------
   Cost     Mutual Services Agreement

------------------------------------------------------
   Cost     Mutual Services Agreement

------------------------------------------------------
   Cost     Mutual Services Agreement
------------------------------------------------------
   Cost     Mutual Services Agreement

------------------------------------------------------
   Cost     Mutual Services Agreement

------------------------------------------------------
   Cost     Mutual Services Agreement
------------------------------------------------------


------------------------------------------------------
------------------------------------------------------

   Cost     Mutual Services Agreement

------------------------------------------------------
   Cost     Mutual Services Agreement

------------------------------------------------------
   Cost     Mutual Services Agreement

------------------------------------------------------
   Cost     Mutual Services Agreement

------------------------------------------------------


------------------------------------------------------
------------------------------------------------------

   Cost     Mutual Services Agreement
------------------------------------------------------


------------------------------------------------------
------------------------------------------------------

   Market   Market Price Binder #9
------------------------------------------------------
   Market   Market Price Binder #10
------------------------------------------------------
   Market   Market Price Binder #13
------------------------------------------------------

------------------------------------------------------
------------------------------------------------------

   Market   Market Price Binder #14

------------------------------------------------------
   Market   Market Price Binder #15

------------------------------------------------------
   Market   Market Price Binder #16

------------------------------------------------------
   Market   Market Price Binder #17

------------------------------------------------------
   Market   Market Price Binder #18         (f)

------------------------------------------------------
   Market   Contract Being Drafted

------------------------------------------------------
   Market   Contract Being Drafted

------------------------------------------------------


------------------------------------------------------
------------------------------------------------------

   Market   Market Price Binder #19
------------------------------------------------------
   Market   Market Price Binder #20
------------------------------------------------------
   Market   Market Price Binder #21
------------------------------------------------------

------------------------------------------------------

(a)  Includes facilities costs of $7 million and services of $2.67 million.
(b) Services include engineering, regulatory support, systems integration, accounting and other general services.
(c)  Includes $9.6 million of pass-through material costs.
(d)  Includes $500 thousand of pass-through material costs.
(e)  Includes facilities costs of $2.55 million and services of $100 thousand.
(f)  Contract not yet awarded.
(g) Items 1, 2, 8 and 12 from the market price binder are not included on this listing because these agreements expire during 2000 and are not expected to be renewed.
(h) Items 3 through 7 from the market price binder are not included on this listing because these agreements expire during 2000 and are related to government pass through arrangements. Similar arrangements that are expected to be performed in 2001 are included on the Government Arrangements Listing.
(i)  Interim services during transition to Services Company.
(j) Item 11 from the market price binder is the Affiliate Interests Agreement, which does not specify terms related to individual transactions, but provides rules for intercompany transactions involving ComEd.

                                    2 of 3

                                                                   Exhibit B-3.3
                                                                          PART A

                              Exelon Corporation
                        Affiliate Transactions Listing

-----------------------------------------------------------------------------------------------------------------------------------
                                              GOVERNMENT ARRANGEMENTS (PASS THROUGH)
------------------------------------------------------------------------------------------------------------------------------------
Provider          Recipients                Description of Work              Annual Dollar Volume  Pricing     Controlling Agreement
--------          ----------                -------------------              --------------------  -------     ---------------------
------------------------------------------------------------------------------------------------------------------------------------
 Unicom Energy    ComEd/Great Lakes Naval   Energy Efficiency Improvements     $ 7,600,000         Market     Affiliated Interests
 Services Inc.    Training Base                                                                               Agreement and
                                                                                                              Energy Management
                                                                                                              Services Agreement
------------------------------------------------------------------------------------------------------------------------------------
 Unicom Energy    ComEd/Fermi Labs          Energy Efficiency Improvements     $12,200,000         Market     Affiliated Interests
  Services Inc.                                                                                               Agreement and
                                                                                                              Energy Management
                                                                                                              Services Agreement
------------------------------------------------------------------------------------------------------------------------------------
 Unicom Energy    ComEd/Argonne Labs        Energy Efficiency Improvements     $ 3,500,000         Market     Affiliated Interests
  Services Inc.                                                                                               Agreement and
                                                                                                              Energy Management
                                                                                                              Services Agreement
------------------------------------------------------------------------------------------------------------------------------------
 ComEd            UESI/ComEd/Fermi Labs     Electrical Subcontractor for       $ 6,800,000         Market     Affiliated Interests
                                            Energy Efficiency Work                                            Agreement (a)
------------------------------------------------------------------------------------------------------------------------------------

 (a)  Contract not yet awarded.

                                    3 of 3

                                                                   EXHIBIT B-3.3
                                                                          PART B



              List Of Transactions/Contracts/Arrangements Between
       ComEd And Any Of Its Affiliates For Services Other Than At "Cost"
                              as of October, 2000


1. Power Quality Services Agreement between ComEd Energy Infrastructure Services ("CEIS") and Unicom Distributed Energy, dated February 9, 2000.

     Summary: Under the agreement CEIS is to review and finalize acceptance testing procedures, and witness Protective Relay Function tests required for ComEd approval for the Parallon 75 Turbine for parallel usage on the ComEd Distribution System.

2. Power Quality Services Agreement between ComEd Energy Infrastructure Services and Unicom Distributed Energy, dated February 9, 2000.

     Summary: Under the agreement CEIS provides various power quality related or loading related measurements, acoustical measurements and/or analysis when and as requested by UDE for the Parallon 75 Micro Turbine. Hours billed under this agreement are limited to 40 hours in the year 2000.

3. Consulting Services Agreement between Unicom Energy Services Inc. and ComEd Energy Infrastructure Services, dated June 21, 2000.

     Summary: Under the agreement CEIS provides feasibility study and construction grade design per Unicom and Fermilab requirements.

4. Subcontract Agreement between Unicom Energy Services Inc. ("UESI") and ComEd Energy Infrastructure Services, regarding the KRS Generator, effective December 25, 2000.

     Summary: Agreement subcontracting obligations of UESI under that certain Energy Management Services Agreement, dated December 29, 1998 with Commonwealth Edison Company ("ComEd") pursuant to which UESI has to perform design, procurement, installation of facility improvements at the premises of ComEd, to CEIS. The work shall consist of all work necessary or incidental to complete the KRS Generator Project as more specifically described in the subcontractor documents.

5. Subcontract Agreement between Unicom Energy Services Inc. ("UESI") and ComEd Energy Infrastructure Services, regarding the Feeder 44 Upgrade, dated June 25, 2000.

     Summary: Agreement subcontracting obligations of UESI under that certain Energy Management Services Agreement, dated December 29, 1998 with Commonwealth Edison Company ("ComEd") pursuant to which UESI has to perform design, procurement, installation of facility improvements at the premises of ComEd, to CEIS. The work shall consist of all work necessary or incidental to complete the Feeder 44 Upgrade Project as more specifically described in the subcontractor documents.

6. Subcontract Agreement between Unicom Energy Services Inc. ("UESI") and ComEd Energy Infrastructure Services, regarding the Feeder 44 Ext. to LSC project, dated July 25, 2000.

     Summary: Agreement subcontracting obligations of UESI under that certain Energy Management Services Agreement, dated December 29, 1998 with Commonwealth Edison Company ("ComEd") pursuant to which UESI has to perform design, procurement, installation of facility improvements at the premises of ComEd, to CEIS. The work shall consist of all work necessary or incidental to complete the Feeder 44 Ext. to LSC project as more specifically described in the subcontractor documents.

7. Subcontract Agreement between Unicom Energy Services Inc. ("UESI") and ComEd Energy Infrastructure Services, regarding the Feeder 37 Upgrade, dated July 25, 2000.

     Summary: Agreement subcontracting obligations of UESI under that certain Energy Management Services Agreement, dated December 29, 1998 with Commonwealth Edison Company ("ComEd") pursuant to which UESI has to perform design, procurement, installation of facility improvements at the premises of ComEd, to CEIS. The work shall consist of all work necessary or incidental to complete the Feeder 37 Upgrade Project as more specifically described in the subcontractor documents.

8. Power Quality Agreement between ComEd Energy Infrastructure Services and Unicom Energy Services, dated June 7, 2000.

     Summary: Agreement pursuant to which CEIS is to provide test engineers and the required test equipment to perform testing at seven schools of the West Chicago Elementary School District No. 33.

9. Maintenance Agreement between Midwest Mechanical and ComEd, dated October 19, 1999.

     Summary: Agreement to provide maintenance services, in the form of testing, inspecting and preventive maintenance at 12 substations sites and 9 concept substations sites of ComEd.

10. Services and Materials Agreement between Commonwealth Edison Company and Access Systems, Inc. ("Access"), dated March 6, 2000.

     Summary: Agreement pursuant to which Access has to provide supervision, engineering, labor , material, equipment and training to replace the current ID card access security system and to install a new security system at various ComEd locations.

11. Affiliated Interests Agreement among Unicom Corporation ("Unicom"), Commonwealth Edison Company, Unicom Enterprises Inc., Unicom Resources Inc., Unicom Technology Development Inc. and Unicom Thermal Technologies Inc., and other entities as may have been added from time to time, dated December 4, 1995.

     Summary: Agreement between parties that are related by virtue of common ownership, directly or indirectly, of their equity securities by Unicom, to provide or make available facilities, provide services, engage in joint purchasing, and cash management. Under the agreement assets are generally to be sold at fair market value, and services and the use of facilities are to be provided the prevailing price to the general public, or, if not existing, the fully distributed cost.

12. Agreement between Unicom Energy Services Inc. and ComEd, regarding Dresden Nuclear Station Unit 1, dated September 7, 2000.

     Summary: Agreement to provide Dresden Nuclear Station Unit 1 with a lighting system and power package for the ISFSI project.

13. Arrangement between ComEd, Unicom Distributed Energy ("UDE") and Midwest Mechanical Construction Company ("MMCC"), as of September 11, 2000.

     Summary: Arrangement regarding Chicago Housing Authority Senior Building Generator Projects. Under the arrangement UDE will specify all TurboGenerator requirements and options, will place orders, coordinate delivery, and approve invoices on behalf of ComEd, and will manage the design and installation services provided by MMCC. MMCC will provide the installation services and materials. The arrangement is attached hereto as Exhibit 13.

                                                                   EXHIBIT B-3.3


              List Of Transactions/Contracts/Arrangements Between
        PECO And Any Of Its Affiliates For Services Other Than At "Cost"
                              as of October, 2000


14. Electric and Gas Supply Operating Agreement between Exelon Infrastructure Services of PA, Inc., and PECO Energy Company, dated October 1, 1999.

     Summary: The agreement defines the relationship between the parties relative to EIS' supply of electric and gas services to PECO for all new underground single and inside development residential construction services that shall be limited to single home, townhouse, and single phase apartment/condominium new residential construction.

15. Outdoor Lighting Services Operating Agreement between Exelon Infrastructure Services of PA, Inc. and PECO Energy Company, dated September 23, 1999.

     Summary: The agreement defines the relationship between the parties relative to Exelon Infrastructure Services' ("EIS") design, installation, maintenance, customer service, sales and materials management services to PECO for all PECO owned (POL/SLS) outdoor lighting systems.

16. Purchase Order No. 01014646 from PECO Energy Co. to VSI Group, commencing May 1, 1998.

     Summary: The purchase order defines the relationship between the parties relative to VSI's meter reading services for PECO in Bucks, Chester, Delaware, Montgomery and York counties and the South Philadelphia district.

17. Aerial Pole Attachment Process Operating Agreement between PECO Energy Distribution Company and Exelon Infrastructure Services, dated November 1, 1999.

     Summary: The agreement defines the relationship between the parties relative to EIS' management of the (make ready pole attachment) engineering and construction processes. Payments for the services provided to PECO under this contract are a pass through of the dollars paid to PECO by third parties who desire to attach to poles owned by PECO Energy.

18. Betzwood & Upper Providence Substations Design-Build Project between PECO Energy Distribution Company and Exelon Infrastructure Services, proposed due date August 29, 2000.

     Summary: The proposal will define the relationship between the parties relative to EIS' creation of preliminary and final designs for the electrical systems and construction of two (2) new substations for PECO, one at Betzwood and the other at Upper Providence, both located in Montgomery County, Pennsylvania.

19. Services Agreement between PECO Energy Company and Exelon Infrastructure Services of Pennsylvania ("EISPA"), dated 1999.

     Summary: Under the agreement PECO provides financial, legal, human resources and other services to EISPA.

20. Services Agreement between PECO Energy Company and Exelon Infrastructure Services, Inc. ("EIS"), dated October 15, 1999.

     Summary: Under the agreement PECO provides financial, legal, human resources and other services to EIS.

21. Services Agreement between PECO Energy Company and AmerGen Energy Company, LLC ("AmerGen"), dated March 1, 1999.

     Summary: Under the Agreement PECO provides administrative, management, human, legal, financial, accounting, engineering, maintenance, operational, information technology , computer and laboratory analysis services for AmerGen's Three Mile Island Unit 1 Nuclear Generating Facility and other plants AmerGen expects to acquire in the future.